UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2007

Date of report (Date of earliest event reported)

INTELLON CORPORATION

(Exact Name of Registrant as Specified in its charter)

Delaware	333-144520	59-2744155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 West Silver Springs Boulevard, Ocala, FL	34482
(Address of Principal Executive Offices)	(Zip Code)

(352) 237-7416

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2007, in anticipation of its initial public offering of common stock (“IPO”), Intellon Corporation (the “Company”) filed an amended and restated certificate of incorporation. As amended and restated, the certificate of incorporation eliminates references to terms of the Company’s preferred stock that converted into common stock upon the closing of the IPO; provides for certain customary defensive measures that the board of directors of the Company determined would be necessary and appropriate as a public company; and amends and modifies other provisions of the Company’s certificate of incorporation.

The defensive measures mentioned above include provisions that:

•	establish a classified board of directors;

•	authorize the board of directors to issue “blank check” preferred stock;

•	prohibit stockholder action by written consent;

•	prohibit stockholders from calling a special meeting of the Company’s stockholders;

•	grant the board of directors the authority to make, alter or repeal the Company’s bylaws;

•	establish advance notice requirements for actions to be taken at stockholder meetings or the nomination of directors to be elected to the board; and

•	require a supermajority (662/3%) vote by stockholders to adopt, amend or repeal certain provisions of the Company’s certificate of incorporation or bylaws.

The foregoing description is qualified in its entirety by reference to the copy of the certificate of incorporation, as amended and restated, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Also, as of December 19, 2007, in connection with the completion of its IPO, the Company’s amended and restated Bylaws became effective. A copy of the bylaws, as amended and restated, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

As described in the Company’s Registration Statement on Form S-1 (File No. 333-144520), the Company’s board of directors and stockholders had previously approved the amendment and restatement of these documents to be effective in connection with the Company’s initial public offering.

Item 8.01 Other Events.

On December 19, 2007, the Company closed its initial public offering of common stock. The Company sold 7,500,000 shares of common stock (the “Shares”) at an offering price of $6.00 per Share, generating total gross proceeds of $45,000,000. Of this amount, the proceeds to the Company, net of the underwriting discount but before expenses, were $41,850,000.

Item 9.01 Financial Statements and Exhibits.

(d)

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLON CORPORATION

By:	/s/ Larissa M. Cochron
Name:	Larissa M. Cochron
Title:	Vice President, General Counsel and Secretary

Date: December 21, 2007